UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 and 15(d) of the

Securities Exchange Act of l934

February 24, 2007

Date of report (Date of earliest event reported)

Avicena Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51610	04-3195737
(Commission File Number)	(IRS Employer Identification No.)

228 Hamilton Avenue, Third Floor, Palo Alto, California 94301

(Address of Principal Executive Offices) (Zip Code)

(415) 397-2880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 24, 2007, at approximately 9:00 a.m. Eastern time, Avicena Group, Inc. (the “Company”) participated in the Empire Financial Group, Inc. Conference (the “Conference”) in Orlando, Florida. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company’s slide presentation used at the Conference.

The information contained in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Empire Financial Group Conference Presentation

***

The slide presentation contains forward-looking statements within the meaning of federal securities laws. The Company intends such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements reflect, among other things, management’s current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. See “Risk Factors” under “Item 6. Management’s Discussion and Analysis of Financial Condition and Results of Operation” from our Annual Report on Form 10-KSB for the year ended December 31, 2005, and other descriptions in the Company’s public filings with the Securities and Exchange Commission for a discussion of such risks, including the Company’s need for additional funds, the Company’s dependence on a limited number of therapeutic compounds, the stage of the products the Company is developing, uncertainties relating to clinical trials and regulatory reviews, competition and dependence on collaborative partners, the Company’s ability to avoid infringement of the patent rights of others, and the Company’s ability to obtain adequate protection and to enforce these rights. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. The Company does not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICENA GROUP, INC.

Date: February 24, 2007	By:	/s/Belinda Tsao Nivaggioli
Belinda Tsao Nivaggioli Chief Executive Officer/Principal Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Empire Financial Group Conference Presentation